Summary of Significant Accounting Policies (Details) - Schedule of reconciliation of cash and cash equivalents, and restricted cash - Parent [Member] - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Segment Reporting Information [Line Items]
Cash and cash equivalents	$ 99,993	$ 156,635
Restricted cash	4,337	1,111
Total cash and cash equivalents, and restricted cash	$ 104,330	$ 157,746